UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

CESCA THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California	95742
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.          Other Events.

As previously reported, on May 7, 2018, Cesca Therapeutics Inc. (the “Company”) entered into an Amendment No. 1 (“Amendment No. 1) to its First Amended and Restated Credit Agreement with Boyalife Asset Holding II, Inc. Amendment No. 1 amends the Company’s revolving line of credit facility (the “Debt Facility”) by adding a provision securing the Debt Facility with a security interest in the shares of common stock of ThermoGenesis Corp., a Delaware corporation and majority owned subsidiary of Company, held by the Company. Except for the foregoing, no material changes were made to the Debt Facility by Amendment No. 1.

In light of Amendment No. 1 to the Debt Facility, the Company is supplementing its proxy statement (the “Proxy Statement”) in connection with the solicitation of proxies for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, June 22, 2018 and any adjournment or postponement thereof (see “Supplement to Proxy Statement” below).

Supplement to Proxy Statement

This Supplement to Proxy Statement is furnished on or about May 22, 2018 to stockholders of the Company in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting to be held at the San Francisco Airport Marriott Waterfront, located at 1800 Old Bayshore Highway, Burlingame, CA 94010, on Friday, June 22, 2018, at 8:00 a.m. (PT) and any adjournment or postponement thereof.

Our Board previously made available to stockholders of record proxy materials in connection with the Annual Meeting, including the Proxy Statement containing important information about the items of business to be considered at the Annual Meeting. The additional information provided in this supplement should be read in conjunction with our Annual Meeting materials, including the Proxy Statement. Except as described in this supplement, the information provided in the Proxy Statement continues to apply. However, this Supplement to Proxy Statement amends and supplements the information contained in Proposal 3.

Proposal 3 - To approve the potential issuance of in excess of 19.99% of our outstanding common stock upon the conversion of our Debt Facility.

As described in the Proxy Statement, one item of business to be considered at the Annual Meeting is Proposal 3, the approval the potential issuance of in excess of 19.99% of our outstanding common stock upon the conversion of our Debt Facility.

In the Proxy Statement, prior to the execution of Amendment No. 1, the Proxy Statement described the credit agreement under the Debt Facility as an “unsecured” debt obligation. In light of the entry into Amendment No. 1, the Debt Facility is now secured with a security interest in the shares of common stock of ThermoGenesis Corp., a Delaware corporation and majority owned subsidiary of Company, held by the Company.

Other than the change described above as a result of Amendment No. 1, all other terms of the Debt Facility remain the same as those described in the Proxy Statement.

Board Recommendation and Voting

Our Board of Directors believes the approval of Proposal 3 by our stockholders is in the best interests of the Company and our stockholders.

OUR BOARD CONTINUES TO UNANIMOUSLY
RECOMMEND A VOTE “FOR” PROPOSAL 3.

Your vote is important. If you have not already voted your shares, we encourage you to do so. If you have already voted your shares and do not wish to change your vote, no further action is necessary; such vote will constitute a vote with respect to Proposal 3, as described above.

If you are the stockholder of record, you may revoke your proxy or change your vote by:

●

Delivering to the Corporate Secretary of Cesca, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares (such written notice should be hand delivered to Cesca’s Corporate Secretary or should be sent so as to be delivered to Cesca Therapeutics Inc., 2711 Citrus Road, Rancho Cordova, CA 95742, Attention: Corporate Secretary);

●	Attending the Annual Meeting and voting in person; or

●	Making a timely and valid later Internet or telephone vote, as the case may be, if you have previously voted on the Internet or by telephone in connection with the Annual Meeting.

If you are the beneficial owner of shares held in street name, you may change your vote by:

●	Submitting new voting instructions to your broker, bank or other nominee in a timely manner; or

●	Attending the Annual Meeting and voting in person, if you have obtained a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CESCA THERAPEUTICS INC.

Dated: May 22, 2018	/s/ Vivian Liu
Vivian Liu, Chief Operating Officer